IMPAIRMENT CHARGES, NET OF REVERSAL	12 Months Ended
Dec. 31, 2019
Disclosure of impairment of assets [Abstract]
IMPAIRMENT CHARGES, NET OF REVERSAL
IMPAIRMENT CHARGES, NET OF REVERSAL

	Years ended December 31,
	2019	2018
Doyon CGU[1]
Property, plant and equipment	$395.0	$—
Essakane CGU
Property, plant and equipment	(122.0)	—
Other
Property, plant and equipment[2]	12.5	—
Exploration and evaluation assets	2.3	—
	$287.8	$—

1	The Doyon CGU consists of the Doyon, Mouska, and Westwood mines.

2	Impairment of detox plant at the Essakane mine.
The company performs impairment testing for its Property, plant and equipment and Exploration and evaluation assets when indications of potential impairment or reversal of previously recognized impairment are identified.
Doyon CGU
The Company studied various design approaches to Westwood and developed a preliminary life of mine plan in the fourth quarter 2019. The preliminary life of mine plan incorporated modified mining methods, operational practices and revised productivity assumptions, based on recent operating experience at the mine. The preliminary life of mine plan is not a National Instrument 43-101 technical report, but management's best estimate as at December 31, 2019. The Company continues to work with experts in seismically active, narrow vein underground mines in order to develop the updated mining and development plan for Westwood. The Company plans to complete an updated life of mine plan and technical report for Westwood in accordance with National Instrument 43-101 in the second quarter 2020. The measurable decrease in Westwood's estimated future cash flows anticipated in the preliminary life of mine plan, was considered to be an indicator of impairment for the Doyon CGU.
As a result, an assessment was performed for the Doyon CGU, and it was determined that the carrying amount exceeded its recoverable amount of $117.0 million. This resulted in an impairment charge of $395.0 million being recognized in the Consolidated statements of earnings (loss).
Essakane CGU
As a result of the continued increase in the spot price of gold and the significant increase in analyst consensus for future gold prices, the Company increased its short-term and long-term gold price estimates as at December 31, 2019, which was considered to be an indicator of reversal of previously recognized impairment, as the gold price represented a significant change in the key inputs used to determine the Essakane CGU’s recoverable amount.
As a result, an assessment was performed for the Essakane CGU, and it was determined that the recoverable amount of $774.0 million exceeded its carrying amount. This resulted in a $122.0 million reversal of the previous impairment charge recorded in 2013 being recognized in the Consolidated statements of earnings (loss).
The recoverable amount of the CGUs were determined by calculating the fair value less costs of disposal ("FVLCD"), which has been determined to be greater than value in use. The FVLCD was determined by calculating the net present value of the estimated future cash flows (level 3 of the fair value hierarchy). The significant estimates and assumptions used in determining the FVLCD for the CGUs were life of mine production profile, future gold prices, future foreign exchange rates, reserves and resources, discount rate, value of un-modeled mineralization and future capital and operating expenditures. The estimates of future cash flows were derived from the preliminary life of mine plan of approximately 17 years for the Doyon CGU and the life of mine plan of approximately 11 years for the Essakane CGU, which is based on management's current best estimates of optimized mine and processing plans, future operating costs and capital expenditures.
Management estimated gold prices based on observable market data, including spot price and industry analysts forecast consensus. The Company used an estimated gold price of $1,445 per ounce for 2020, $1,435 per ounce for 2021, $1,385 per ounce for 2022, and $1,350 per ounce for 2023 and beyond. Revenues and costs incurred in currencies other than the U.S dollar were translated to U.S. dollar equivalents using estimated foreign exchange rates based on observable market data from independent sources of economic data. The Company used an estimated U.S.$/Canadian $ exchange rate of 1.30 for the first five years and 1.25 for 2025 and beyond and the Company used an estimated €/U.S.$ exchange rate of 1.2 for all years.
The future cash flows used to calculate the FVLCD were discounted using a real weighted average cost of capital of 4.5% for the Doyon CGU and 7.0% for the Essakane CGU, which reflected specific market risk factors for the mines. Un-modeled mineralization for the CGUs was valued at $38 - $45 per ounce, based on recent market transactions.